   As filed with the Securities and Exchange Commission on November 30, 2001.

                                                Registration No. 333-___________
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                               LOGICVISION, INC.
                          --------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                   94-3166964
 -----------------------------------------          ----------------------------
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation of organization)                   Identification No.)

            LogicVision, Inc.
       101 Metro Drive, Third Floor
           San Jose, California                               95110
 -----------------------------------------          ----------------------------
 (Address of Principal Executive Offices)                   (Zip Code)

                   LOGICVISION, INC. 2000 STOCK INCENTIVE PLAN
              LOGICVISION, INC. 1994 FLEXIBLE STOCK INCENTIVE PLAN
            OPTIONS GRANTED TO CERTAIN DIRECTORS OF LOGICVISION, INC.
            ---------------------------------------------------------
                            (Full title of the plan)

             VINOD K. AGARWAL                                Copy to:
              President and                              STANTON D. WONG
         Chief Executive Officer                      Pillsbury Winthrop LLP
            LogicVision, Inc.                          2550 Hanover Street
       101 Metro Drive, Third Floor                   Palo Alto, California
        San Jose, California 95110                          94304-1115
              (408) 453-0146                              (650) 233-4500
 -----------------------------------------        ------------------------------
   (Name, address and telephone number,
    including area code, of agent for
                 service)


                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                            Proposed Maximum     Proposed Maximum
           Title of Securities               Amount To      Offering Price      Aggregate Offering      Amount of
           To Be Registered                 Be Registered     per Share(1)         Price(1)        Registration Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value: To be       1,000,000           $9.295              $9,295,000          $2,222
issued under the LogicVision, Inc.
2000 Stock Incentive Plan
-------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value: To be       2,303,218           $9.295             $21,408,412          $5,117
issued under the LogicVision, Inc.
1994 Flexible  Stock Incentive Plan
-------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value: To be         457,500           $9.295              $4,252,463          $1,016
issued to certain Directors of
LogicVision, Inc.
-------------------------------------------------------------------------------------------------------------------
Total Registration Fee                           N/A               N/A                   N/A             $8,355
-------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share and the registration fee has been computed on the basis of the average of the high and low prices of the Common Stock on the Nasdaq National Market on November 23, 2001.

                                -----------------

         The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                                     Part I
                                     ------

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS
              ----------------------------------------------------

Item 1:     Plan Information*

Item 2:     Registrant Information and Employee Plan Annual Information*

----------------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

                                     Part II
                                     -------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

Item 3:   Incorporation of Documents by Reference

          The following documents previously filed by Registrant with the Commission are hereby incorporated by reference in this Registration Statement:

          (1) Registrant's final prospectus dated October 31, 2001 and filed on October 31, 2001 pursuant to Rule 424(b)(4) of the Securities Act and which contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

          (2) The description of Registrant's Common Stock contained in Registrant's registration statement on Form 8-A, filed October 13, 2000 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

          In addition, all documents subsequently filed by Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4:   Description of Securities

          Not applicable.

Item 5:   Interests of Named Experts and Counsel

          Not applicable.

Item 6:   Indemnification of Directors and Officers

          Section 145 of the Delaware General Corporation Law provides for the indemnification of officers, directors, and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article VII of the Registrant's Restated Certificate of Incorporation (Exhibit 3(i).2 to the Form S-1 Registration Statement (File No. 333-43654) (the "Form S-1")) and Article 5 of the Registrant's Bylaws (Exhibit 3(ii).2 to the Form S-1) provide for indemnification of the Registrant's directors, officers, employees and other agents to the extent and under the circumstances permitted by the Delaware General Corporation Law. The Registrant has also entered into agreements with our directors and officers that will require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law (Exhibit 10.3 to the Form S-1).

          The Underwriting Agreement (Exhibit 1.1 to the Form S-1) provides for indemnification by the Underwriters of the Registrant, our directors and officers, and by the Registrant of the Underwriters, for certain liabilities, including liabilities arising under the Act, and affords certain rights of contribution with respect thereto.

Item 7:   Exemption from Registration Claimed

          Not applicable.

Item 8:   Exhibits

          See Index to Exhibits, which list of exhibits is incorporated herein by reference.

Item 9:   Undertakings

          (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration statement:

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

              (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

              (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on November 27, 2001.

                                  LOGICVISION, INC.


                                  By   /s/ Vinod K. Agarwal
                                     -------------------------------------------
                                       Vinod K. Agarwal,
                                       President and Chief Executive Officer


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod K. Agarwal and John H. Barnet, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

               Signature                                          Title                                     Date
               ---------                                          -----                                     ----
         /s/ Navindra Jain
----------------------------------------                     Chairman of the                         November 27, 2001
             Navindra Jain                                  Board of Directors

        /s/ Vinod K. Agarwal
----------------------------------------                 Director, President and                     November 27, 2001
            Vinod K. Agarwal              Chief Executive Officer (Principal Executive Officer)


         /s/ John H. Barnet
----------------------------------------   Vice President of Finance and Chief Financial Officer     November 27, 2001
             John H. Barnet                    (Principal Financial and Accounting Officer)


        /s/ Richard C. Black
----------------------------------------                        Director                             November 28, 2001
            Richard C. Black


         /s/ D. James Guzy
----------------------------------------                        Director                             November 29, 2001
             D. James Guzy


        /s/ David L. Sulman
----------------------------------------                        Director                             November 29, 2001
            David L. Sulman


        /s/ Jon D. Tompkins
----------------------------------------                        Director                             November 28, 2001
            Jon D. Tompkins

                                INDEX TO EXHIBITS
                                -----------------
Exhibit
Number     Exhibit
------     -------
5.1        Opinion of Pillsbury Winthrop LLP.

23.1       Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.2       Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

24.1       Power of Attorney (see page 5).

99.1 LogicVision, Inc. 2000 Stock Incentive Plan (Incorporated by reference to Exhibit 10.2 to Amendment No. 2 to Registrant's Registration Statement on Form S-1 (File No. 333-43654) filed on October 3, 2000).

99.2       LogicVision, Inc. 1994 Flexible Stock Incentive Plan, as amended.

99.3 Stock Option Agreement between Registrant and Vinod K. Agarwal (Incorporated by reference to Exhibit 4.8.1 to Amendment No. 6 to Registrant's Registration Statement on Form S-1 (File No. 333-43654) filed on August 21, 2001).

99.4       Form of Stock Option Agreement (Incorporated by reference to Exhibit
           4.8.2 to Amendment No. 6 to Registrant's Registration Statement on Form S-1 (File No. 333-43654) filed on August 21, 2000).